UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2008

GT SOLAR INTERNATIONAL, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-142383	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
(Address of Principal Executive Offices, including  Zip Code)

(603) 883-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

Effective September 12, 2008, the board of directors (the “Board”) of GT Solar International, Inc. (the “Company”) elected Matthew E. Massengill to the Board.

There are no arrangements or understandings between Mr. Massengill and any other person pursuant to which he was selected to serve on the board of directors, and there are no relationships between Mr. Massengill and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Pursuant to a letter agreement, Mr. Massengill will receive compensation of $30,000, consistent with the Company’s standard non-employee director cash compensation arrangements.  A copy of the letter agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the election of Mr. Massengill to the Board, the Compensation Committee of the Board authorized the grant to Mr. Massengill of 17,000 restricted stock units, of which 8,500 will vest on the first anniversary of the date of grant and the remaining 8,500 will vest on the second anniversary of the date of grant.  The restricted stock unit agreement with Mr. Massengill will provide for accelerated vesting of 8,500 restricted stock units if a change in control (as defined in the agreement) occurs during the twelve months following his appointment to the Board and the remaining 8,500 restricted stock units if a change in control occurs during the twelve months following the anniversary of his appointment to the Board.  The Company’s form of restricted stock unit agreement for directors has been filed as exhibit 10.41 to the Company’s registration statement on Form S-1 (File No. 333-142383) and is incorporated by reference herein.  Mr. Massengill will also be eligible receive to other equity-based awards when, as and if determined by the Compensation Committee of the Board pursuant to the Company’s 2008 Equity Incentive Plan.  In addition, the Company expects that Mr. Massengill will enter into the Company’s standard proprietary rights and confidentiality agreement for directors in connection with his appointment.  The Company’s form of proprietary rights and confidentiality agreement for directors has been filed as exhibit 10.42 to the Company’s registration statement on Form S-1 (File No. 333-142383) and is incorporated by reference herein.

A copy of the Company’s press release announcing these changes to the Company’s board of directors is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated September 11, 2008, by and between the Company and Matthew E. Massengill.

99.1	Press Release dated September 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GT SOLAR INTERNATIONAL, INC.

/s/ Edwin L. Lewis
Date:	September 18, 2008	By:	Edwin L. Lewis
		Its:	Vice President, General Counsel and
Secretary